SECURITIES AND EXCHANGE COMMISSION



                     WASHINGTON, D.C.  20549



                            FORM 8-K



                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 15, 1993



                   THE HERTZ CORPORATION
     (Exact Name of registrant as specified in its charter)


       Delaware                   1-7541           13-1938568
(State or other jurisdiction   (Commission      (I.R.S. Employer
     of incorporation)         File Number)    Identification No.)



225 Brae Boulevard, Park Ridge, New Jersey            07656-0713
 (Address of principal executive offices)             (Zip Code)



Registrant's telephone number, including area code (201) 307-2000




                         Not Applicable
  (Former name or former address, if changed since last report)




                      Page 1 of  9  pages.
                The Exhibit Index is on page  3 .

Item 5. Other Events.

   An exhibit is filed herewith in connection with the Registration Statement on Form S-3 (File No. 33-39145) filed by The Hertz Corporation ("Hertz"), with the Securities and Exchange Commission covering Senior and Senior Subordinated Debt Securities issuable under an Indenture dated as of April 1, 1986, as supplemented by the First Supplemental Indenture dated as of April 2, 1990, between Hertz and Chemical Bank, as successor trustee to Manufacturers Hanover Trust Company, as Trustee (the "Senior Indenture") or an Indenture dated as of June 1, 1989, between Hertz and The Bank of New York, as Trustee (the "Senior Subordinated Indenture"). On October 15, 1993, Hertz offered for sale $100,000,000 principal amount of 6-3/8% Senior Notes due October 15, 2005, which were issued under the Senior Indenture. The exhibit consists of the form of such Notes.



Item 7. Financial Statements and Exhibits.


   (c)  EXHIBITS


   (4) Form of 6-3/8% Senior Notes due October 15, 2005, issued by Hertz under the Senior Indenture.

                               SIGNATURE


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              THE HERTZ CORPORATION
                                  (Registrant)




                              By:   /s/ Leo A. Massad Jr.
                                     Leo A. Massad, Jr.
                                 Staff Vice President
                                     and Controller
                                 (Principal Accounting Officer)

Dated:  February 3, 1994

                             Exhibit Index




Exhibit No.                  Description                  Page


     4             Form of 6-3/8% Senior Notes due       4 - 9
                   October 15, 2005, issued by Hertz
                   under the Senior Indenture.

                                                             EXHIBIT 4

REGISTERED                                                  REGISTERED

     NUMBER                   HERTZ                              $
R                     THE HERTZ CORPORATION
                6 3/8% Senior Note due October 15, 2005

ORIGINAL ISSUE DATE:  October 20, 1993
MATURITY DATE:  October 15, 2005

                    INTEREST PAYMENT DATES: April 15 and October 15 INTEREST RATE: 6 3/8%

     THE HERTZ CORPORATION, a Delaware corporation (hereinafter called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to
                                              CUSIP 428040 AY 5

,or registered assigns, the principal sum of

                                                         DOLLARS

on the Maturity Date shown above, except as provided on the reverse hereof, and to pay interest thereon at the rate per annum shown above. The Company will pay interest semi-annually on the Interest Payment Dates, commencing with April 15, 1994. Interest on this Note will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the Original Issue Date shown above.
The Interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the April 1 or the October 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered Holder on such Regular Record Date, and may be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Company, notice whereof shall be given to holders of Notes not less than 15 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange upon which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in such Indenture. Payment of the principal of and interest on this Note will be made at the office or agency of the Company maintained for that purpose in New York, New York

                                 HERTZ
                         THE HERTZ CORPORATION
                6 3/8% Senior Note due October 15, 2005
                              (continued)



(the Place of Payment), in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register.

     Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee under such Indenture, this Note shall not be entitled to any benefit under such Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed manually or in facsimile, and a facsimile of its corporate seal to be imprinted hereon.

Dated:

         TRUSTEE'S CERTIFICATE OF AUTHENTICATION
     This is one of the Securities of the series designated herein, issued under the Indenture described herein.

                                     CHEMICAL BANK,
                                         as Trustee



                                     By      Authorized Officer



                                     THE HERTZ CORPORATION

                                     By:        /s/ F.A. Olson
                                             Chairman of the Board


                                     Attest: /s/ Sally W. Staebler
                                            Secretary

                         THE HERTZ CORPORATION
                6 3/8% Senior Note due October 15, 2005




     This Note is one of a duly authorized issue of securities of the Company (herein referred to as the "Securities") evidencing its unsecured indebtedness, of the series hereinafter specified, all issued under and pursuant to an indenture, dated as of April 1, 1986 (herein referred to as the "Indenture"), duly executed and delivered by the Company and Chemical Bank (successor by merger to Manufacturers Hanover Trust Company), Trustee (hereinafter called the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and Holders of the Securities. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption provisions, if any, may be subject to different sinking, purchase or analogous funds, if any, may be subject to different covenants and Events of Default and may otherwise vary as in the Indenture provided. This Note is one of a series designated as the 6 3/8% Senior Notes due October 15, 2005 of the Company (herein referred to as the "Notes"), limited except as provided in the Indenture to the aggregate principal amount of One Hundred Million Dollars ($100,000,000).

     The Notes are not redeemable prior to maturity and are not entitled to any sinking fund.

     In case an Event of Default, as defined in the Indenture, with respect to the Notes shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture. The Indenture provides that in certain events such declaration and its consequences may be waived by the Holders of a majority in aggregate principal amount of the Notes then Outstanding. Any such waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and of any Note issued upon the transfer hereof or in exchange or substitution herefor, irrespective of whether or not any notation of such waiver is made upon this Note or such other Notes.

                      THE HERTZ CORPORATION
             6 3/8% Senior Note due October 15, 2005
                           (continued)


     The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of all Outstanding Securities or, in certain cases, of the Outstanding Securities of each series to be affected, evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of each such series; provided, however, that no such supplemental indenture shall (i) change the Stated Maturity of the principal of, or any installment of principal or interest on, any Security, or reduce the principal amount thereof or the rate of interest, if any, thereon, or any premium payable upon the redemption thereof, or reduce the amount of the principal of a Discounted Security that would be due and payable upon a declaration of the Maturity thereof, or change the Place of Payment, or change the coin or currency in which any Security or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date) or (ii) reduce the percentage in principal amount of the Outstanding Securities or the Outstanding Securities of any particular series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of the Indenture or certain defaults thereunder or their consequences provided for in the Indenture. It is also provided in the Indenture that prior to the acceleration of maturity of the Securities of any particular series upon the occurrence of an Event of Default with respect to such series as permitted by the Indenture, the Holders of a majority in aggregate principal amount of the Securities of such series at the time Outstanding may on behalf of the Holders of all of the Securities of such series waive any past default under the Indenture with respect to Securities of such series and its consequences, except a default in the payment of the principal of or premium, if any, or interest, if any, on any of the Securities of such series. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and of any Note issued upon transfer hereof or in exchange or substitution herefor, irrespective of whether or not any notation of such consent or waiver is made upon this Note or such other Notes.

                     THE HERTZ CORPORATION
             6 3/8% Senior Note due October 15, 2005
                           (continued)

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place and rate, and in the coin or currency, herein and in the Indenture prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable by the Holder hereof on the Security Register of the Company, upon due presentment of this Note for registration of transfer at the office of the Security Registrar, or at the office of any Security Co-Registrar duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Company and the Security Registrar or any such Security Co-Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

     The Notes are issuable only as registered Notes without coupons in denominations of $1000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes are exchangeable for new Notes of any authorized denominations of the same aggregate principal amount as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment for registration of transfer, the Company, the Trustee, the Security Registrar, any Security Co-Registrar and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the absolute owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee, the Security Registrar, any Security Co-Registrar nor any such agent shall be affected by notice to the contrary.

     The Holder of this Note shall not have recourse for the payment of principal of or interest on this Note or for any claim based on this Note or the Indenture against any director, officer or stockholder, past, present, or future, of the Company. By acceptance of this Note, the Holder waives any such claim against any such Person.

                     THE HERTZ CORPORATION
             6 3/8% Senior Note due October 15, 2005
                           (continued)



     The Indenture and this Note shall be governed by and construed in accordance with the laws of the State of New York.

     All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.


     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF
ASSIGNEE


     Please print or typewrite name and address of assignee






the within Note and hereby does irrevocably constitute and appoint


                                                          Attorney
to transfer said Note on the books of the within-mentioned Company, with full power of substitution in premises.

Dated



                              NOTICE:  The signature to this
                              assignment must correspond with the
                              name as written upon the face of the
                              Note in every particular, without
                              alteration or enlargement or any
                              change whatever.